SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): AUGUST 5, 2005
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)


         NEVADA                     000-33005                 52-2312117
-----------------------       ----------------------     ---------------------
(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)



           8910 N. Dale Mabry Hwy., Ste. 37, Tampa, Florida     33614
         ---------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 932-6822
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES
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     On August 5 2005, the Registrant approved the issuance of 2,765,000 restricted shares of common stock to 15 individuals and entities comprised of officers, directors, employees and agents of Premier. These shares were issued as non-cash compensation to retain the continued service of these valued personnel and are restricted from resale under Rule 144 of the Securities Act. The shares of common stock were valued at $0.50 a share, or $1,382,500 aggregately. In connection with this issuance, the Registrant relied upon the exemption from the registration requirements pursuant to the provisions of
Section 4(2) of the Securities Act as a transaction by an issuer not involving any public offering. By virtue of their respective relationships with the Registrant, and having had access to all relevant information relating to the Registrant, each represented that they had the required investment intent. In addition, these securities, when issued, shall be imprinted with an appropriate restrictive legend.

     After the issuance of these shares the Registrant will have 3,097,105 shares issued and outstanding.


            DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
ITEM 5.02   APPOINTMENT OF PRINCIPAL OFFICERS
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     On August 5, 2005, the Registrant accepted the resignation of its
President, Chief Executive Officer, Treasurer, Secretary and Board member Andrew
L. Jones. The Registrant issued a press release announcing this fact on the same date.

Mr. Jones cited time constraints and his desire to focus more time on other unrelated business pursuits.

     A copy Mr. Jones's letter of resignation is attached hereto as Exhibit 17.1 and is hereby incorporated by reference.

     In addition to Mr. Jones's resignation, on August 5, 2005 the Registrant accepted the appointments of J. Scott Sitra and Michael Hume to the Board of Directors. These two gentlemen now comprise the Registrant's entire Board of Directors.

     In conjunction with accepting appointments to the Board, Mr. Sitra was appointed as the new President, Chief Executive Officer, and Chairman of the Board and Mr. Hume was appointed as the new Treasurer and Secretary.

J. SCOTT SITRA, 33, has served as our President, Chief Executive Officer, and Chairman of our Board of Directors since August 2005. He concurrently serves as President, Chief Executive Officer, and Chairman of the Board of Directors of Stag Financial Group, Inc., an international management and financial consulting firm based in Tampa, Florida. Mr. Sitra has held these positions with Stag Financial Group since its founding in January 2001. Stag Financial Group has been a Strategic Alliance Partner of Premier's since February 2003. Because of Mr. Sitra's affiliation with Stag Financial Group, which has also assisted Premier in remaining a fully-reporting company with the Securities and Exchange Commission, he is quite knowledgeable with Premier's development since inception. Prior to this, Mr. Sitra was the President, Chief Executive Officer, and Chairman of the Board of Directors of Sitra Enterprises, Inc., a consulting firm he co-founded in January 1994 that specialized in the development of small emerging growth companies. Through Sitra Enterprises, and sometimes also as a principal and executive officer, he actively participated in the successful growth and development of several private and public companies, including various start-up and turn-around ventures in the fields of high technology, oil


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and gas exploration, service industry, retailing, food and beverage, and financial publishing.

MICHAEL HUME, 34, has served as our Treasurer, Secretary and a Director since August 2005. Prior to accepting his expanded role in the Company, Mr. Hume has been an employee and the General Manager of Premier's Player's Grille, Inc., a wholly owned subsidiary, since August 2004. Mr. Hume brings with him over 12 years of sales, management and promotional experience in the food and service industry. Prior to joining the Players Grille team in August 2004 Mr. Hume had been working at the Tampa Ale House since its inception in March 1998. Prior to joining Tampa Ale House, Mr. Hume managed the Terrace Grill and Jazz Club, also located in Tampa, Florida. Mr. Hume's tenure at Terrace Grill and Jazz Club began in August 1996 and his responsibilities included the hiring of employees and musicians, general promotions, advertising and the oversight of day-to-day activities. Mr. Hume attended the University of South Florida in Tampa, Florida.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
---------     ---------------------------------

(c)           Exhibit.

17.1          Andrew L. Jones's Resignation Letter dated August 5, 2005.
99.1          The Registrant's Press Release dated August 5, 2005.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions and estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PREMIER DEVELOPMENT & INVESTMENT, INC.
                                   --------------------------------------
                                   (Registrant)



Date: August 5, 2005               /s/ J. Scott Sitra
                                   --------------------------------------
                                   J. Scott Sitra
                                   President, Chairman and
                                   Chief Executive Officer



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